                       IMPORTANT SHAREHOLDER INFORMATION

                     STERLING CAPITAL SMALL CAP VALUE FUND

     The document you hold in your hands contains your Combined Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the Sterling Capital Small Cap Value Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of The Advisors' Inner Circle Fund (the "Board" or "Trustees").

     We urge you to spend a few minutes with the Combined Prospectus/Proxy Statement, fill out your proxy card, and return it to us (or vote by telephone or the Internet). By voting your proxy, and doing so promptly, you enable The Advisors' Inner Circle Fund to avoid conducting additional mailings.

     Please take a few moments to exercise your right to vote. Thank you.

                     STERLING CAPITAL SMALL CAP VALUE FUND

                                  a series of

                        THE ADVISORS' INNER CIRCLE FUND
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-866-450-3722

                                 June 26, 2006

Dear Sterling Capital Small Cap Value Fund Shareholders:

    Enclosed you will find several documents being provided to you in connection with a special meeting of the shareholders of the Sterling Small Cap Value Fund (the "Sterling AIC Fund") to be held August 9, 2006 at 9:00 a.m. at the offices of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

    The Combined Prospectus/Proxy Statement constitutes the Proxy Statement of The Advisors' Inner Circle Fund for the meeting of shareholders of the Sterling AIC Fund. It also constitutes the Prospectus of the Sterling Capital Small Cap Value Fund, a series of the BB&T Funds (the "Sterling BB&T Fund"), which is to issue units of beneficial interest ("Shares") to be distributed to each of the Sterling AIC Fund shareholders in connection with the proposed reorganization of the Sterling AIC Fund with and into the Sterling BB&T Fund. The Board of Trustees of The Advisors' Inner Circle Fund (the "Board" or "Trustees") are recommending that shareholders of the Sterling AIC Fund approve a reorganization in which the Sterling AIC Fund will transfer all of its assets to the Sterling BB&T Fund in return for Sterling Shares of the Sterling BB&T Fund. At the same time, the Sterling BB&T Fund will assume all of the liabilities of the Sterling AIC Fund. After the transfer, Sterling Shares of the Sterling BB&T Fund will be distributed to the shareholders of the Sterling AIC Fund tax-free in liquidation of the Sterling AIC Fund. As a result of these transactions, Shares of the Sterling AIC Fund will, in effect, be exchanged at net asset value and on a tax-free basis for Shares of the Sterling BB&T Fund. This transaction is intended to be a tax-free reorganization for federal income tax purposes. This means that neither the Sterling AIC Fund nor shareholders of the Sterling BB&T Fund are expected to recognize any gain or loss for federal income tax purposes directly as a result of the transaction. Shareholders of the Sterling AIC Fund holding Institutional Class Shares will receive Sterling Shares of the Sterling BB&T Fund.

    Sterling Capital Management LLC, the investment advisor to the Sterling AIC Fund, has advised the Board that it believes that the above-described transaction offers the shareholders of the Sterling AIC Fund enhanced investment management efficiencies, greater market leverage and market presence, economies of scale, and greater opportunities for asset growth. Sterling Capital Management LLC and the Sterling AIC Fund's current investment management team will continue to advise the Sterling BB&T Fund.

    The Trustees believe that the proposed combination of the Sterling AIC Fund with the Sterling BB&T Fund is in the best interests of the Sterling AIC Fund and its shareholders and recommend that you vote in favor of such proposal. The trustees of the Sterling BB&T Fund believe that the proposed combination of the Sterling AIC Fund with the Sterling BB&T Fund is in the best interests of the Sterling BB&T Fund.

    While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or vote by telephone or the Internet). In order to conduct the Meeting, a majority of Shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of Shares may be voted (or vote by telephone or the Internet).

    The Notice of Special Meeting of shareholders, the accompanying Combined Prospectus/Proxy Statement, and the form of proxy are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your Shares may be voted in accordance with your instructions.

    SINCE THE MEETING IS LESS THAN EIGHT WEEKS AWAY, WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

    Your vote is important to us. Thank you for taking the time to consider this important proposal.

                                          Sincerely yours,

                                          /s/ JAMES F. VOLK
                                          --------------------------------------
                                          JAMES F. VOLK
                                          President
                                          The Advisors' Inner Circle Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Sterling Capital Small Cap Value Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Sterling Capital Small Cap Value Fund, will be held at the offices of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 on August 9, 2006 at 9:00 a.m. Eastern time, for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization ("Reorganization Plan") adopted by The Advisors' Inner Circle Fund providing for the transfer of all of the assets of the Sterling Capital Small Cap Value Fund (the "Sterling AIC Fund") in exchange for Sterling Shares of the Sterling Capital Small Cap Value Fund, a series of BB&T Funds (the "Sterling BB&T Fund"), and the assumption by the Sterling BB&T Fund of all of the liabilities of the Sterling AIC Fund, followed by the dissolution and liquidation of the Sterling AIC Fund and the distribution of Sterling Shares of the Sterling BB&T Fund to the shareholders of the Sterling AIC Fund.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposed Reorganization Plan is described in the attached Combined Prospectus/Proxy Statement. A copy of the Reorganization Plan is appended as Appendix A thereto.

     Pursuant to instructions of the Board of Trustees of The Advisors' Inner Circle Fund, the close of business on June 12, 2006, has been designated as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     Shareholders are requested to promptly vote by telephone or the Internet or to execute and return promptly in the enclosed envelope the accompanying proxy card which is being solicited by The Advisors' Inner Circle Fund's Board of Trustees. This is important to ensure a quorum at the special meeting. Proxies may be revoked at any time before they are exercised by submitting to The Advisors' Inner Circle Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

                                          By Order of the Trustees

                                          /s/ JAMES NDIAYE
                                          --------------------------------------
                                          James Ndiaye
                                          Secretary
                                          The Advisors' Inner Circle Fund

June 26, 2006

                                                                   June 19, 2006

                        THE ADVISORS' INNER CIRCLE FUND
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-866-450-3722

                      COMBINED PROSPECTUS/PROXY STATEMENT

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the holders of units of beneficial interest ("Shares") of Sterling Capital Small Cap Value Fund (the "Sterling AIC Fund"), a series of The Advisors' Inner Circle Fund, for use at a Special Meeting of shareholders to approve the reorganization of the Sterling AIC Fund with and into the Sterling Capital Small Cap Value Fund, a series of the BB&T Funds (the "Sterling BB&T Fund," and together with the Sterling AIC Fund, the "Funds"). Sterling AIC Fund shareholders of record on June 12, 2006 are entitled to receive notice of and to vote at the Special Meeting. The reorganization contemplates the transfer of all the assets and liabilities of the Sterling AIC Fund to the Sterling BB&T Fund in exchange for Sterling Shares of the Sterling BB&T Fund, followed by the dissolution and liquidation of the Sterling AIC Fund, and the distribution of Sterling BB&T Fund Shares to shareholders of the Sterling AIC Fund (the "Transaction"). As a result of the Transaction, each shareholder of the Sterling AIC Fund will receive a number of full and fractional Sterling Shares of the Sterling BB&T Fund equal in value at the date of the exchange to the net asset value of the Sterling AIC Fund Shares transferred by each shareholder to the Sterling BB&T Fund. The Transaction is intended to be a tax-free reorganization for federal income tax purposes. This means that neither the Sterling AIC Fund nor shareholders of the Sterling BB&T Fund are expected to recognize any gain or loss for federal income tax purposes directly as a result of the Transaction. Sterling AIC Fund shareholders holding Institutional Class Shares will receive Sterling Shares of the Sterling BB&T Fund.

     The Sterling AIC Fund is a portfolio (series) of The Advisors' Inner Circle Fund, which is an open end management investment company consisting of 36 separate funds. The Sterling BB&T Fund is a portfolio of BB&T Funds, which is an open end management investment company consisting of 25 separate funds.

     This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in the Sterling BB&T Fund. Please read it carefully and keep it for future reference. The current Prospectus of The Advisors' Inner Circle Fund for the Sterling AIC Fund dated March 1, 2006, as amended, (the "Sterling Prospectus") and the Statement of Additional Information of The Advisors' Inner Circle Fund for the Sterling AIC Fund dated March 1, 2006 (the "Sterling Statement of Additional Information"), have been filed with the Securities and Exchange Commission and are incorporated by reference into this Combined Prospectus/Proxy Statement. The Sterling Prospectus and the Sterling Statement of Additional Information may be obtained, without charge, by contacting a broker or bank authorized to sell Shares of the Fund, by writing to Sterling Capital Funds, P.O. Box 219009, Kansas City, MO 64121-9009, by calling 1-866-450-3722, or by contacting the Sterling Capital Funds online at http://www.sterling-capital.com. In addition, the preliminary prospectus of BB&T Funds for the Sterling BB&T Fund dated May 19, 2006 (the "BB&T Prospectus") and the preliminary Statement of Additional Information of BB&T Funds for the Sterling BB&T Fund dated May 19, 2006 (the "BB&T Statement of Additional Information"), have been filed with the Securities and Exchange Commission and are incorporated by reference into this Combined Prospectus/Proxy Statement. The Statement of Additional Information dated June 19, 2006 (the "Combined SAI"), relating to the Sterling BB&T Fund and the Transaction described in this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is also incorporated by reference into this Combined Prospectus/Proxy Statement. Such Statement of Additional Information may be obtained, without charge, by writing BB&T Funds at the above-listed address or by calling 1-800-228-1872. The Advisors' Inner Circle Fund will furnish, without charge, a copy of the Annual Report of the Sterling AIC Fund, dated October 31, 2005, to a shareholder upon written request to the Sterling Capital Funds at the above-listed address or by calling 1-866-450-3722.

     Investment Adviser -- Sterling Capital Management LLC, Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.

     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF BB&T, ITS AFFILIATES, OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BB&T FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY BB&T FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

June 19, 2006

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposal (1) Approval of Plan of Reorganization.............    4
Fee Table...................................................    4
Synopsis....................................................    6
Principal Risk Factors......................................    8
Information About the Transaction...........................    8
Information About the Sterling AIC Fund and Sterling BB&T
  Fund......................................................   12
Voting Information..........................................   13
Interest of Certain Persons in the Transaction..............   14

                                  PROPOSAL (1)

                                  APPROVAL OF
                             PLAN OF REORGANIZATION

     At a meeting held on May 16, 2006, the Board of Trustees of The Advisors' Inner Circle Fund (the "Trustees") unanimously approved an Agreement and Plan of Reorganization ("Reorganization Plan") pursuant to which the Sterling AIC Fund would be merged with and into the Sterling BB&T Fund on or about August 21, 2006 ("the Exchange Date"). On the Exchange Date, the Sterling AIC Fund will transfer all of its assets and liabilities to the Sterling BB&T Fund in exchange for Sterling Shares of the Sterling BB&T Fund having an aggregate net asset value equal to the aggregate value of the net assets acquired from the Sterling AIC Fund. The assets and liabilities of the Sterling AIC Fund and the Sterling BB&T Fund will be valued as of the close of trading on the New York Stock Exchange on the business day preceding the Exchange Date. Following the transfer, the Sterling AIC Fund will be dissolved and Sterling Shares of the Sterling BB&T Fund received by the Sterling AIC Fund will be distributed to the Sterling AIC Fund shareholders in liquidation of the Sterling AIC Fund. As a result of the proposed Transaction, shareholders of the Sterling AIC Fund will receive a number of full and fractional Sterling Shares equal in value at the date of the exchange to the value of the net assets of the Sterling AIC Fund transferred to the Sterling BB&T Fund attributable to the shareholder (based on the proportion of the outstanding Shares of the Sterling AIC Fund owned at the time by the shareholder). The Transaction is intended to be a tax-free reorganization for federal income tax purposes. This means that neither the Sterling AIC Fund nor shareholders of the Sterling BB&T Fund are expected to recognize any gain or loss for federal income tax purposes directly as a result of the Transaction.

     For the reasons set forth below under "Reasons for the Proposed Reorganization," the Trustees, including Trustees who are not "interested persons" of The Advisors' Inner Circle Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously concluded that participation in the proposed Transaction is in the best interests of each of the Sterling AIC Fund and its existing shareholders.

     Sterling AIC Fund shareholders who do not wish to be reorganized into the Sterling BB&T Fund and have their Fund Shares exchanged for Sterling Shares of the Sterling BB&T Fund should redeem their Shares prior to the consummation of the reorganization. If you redeem your Shares you are likely to recognize a taxable gain or loss based on the difference between your tax basis in the Shares and the amount you receive for them.

                                   FEE TABLE

     The table below shows the fees and expenses that you would pay if you were to buy and hold Shares of each Fund. The expenses in the table appearing below are based on (i) for the Sterling AIC Fund, the expenses of the Sterling AIC Fund for the period ended October 31, 2005, and (ii) for the Sterling BB&T Fund, the estimated annual expenses of the current fiscal year.

                                                                         PRO FORMA
                                                              STERLING   STERLING
                                                              AIC FUND   BB&T FUND
                                                              --------   ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a percentage of offering
  price)....................................................     None       None
Maximum Sales Charge on Reinvested Dividends................     None       None
Maximum Deferred Sales Load.................................     None       None
Redemption Fee..............................................     None       None(1)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees.............................................     1.00%      0.90%
Distribution/Service (12b-1) Fees...........................     None       None
Other Expenses..............................................     0.47%      0.24%
Total Annual Fund Operating Expenses........................     1.47%(2)    1.14%
  Fee Waivers or Expense Reimbursement(3)...................       --      (0.10)%
Net Fund Operating Expenses(3)..............................       --       1.04%

---------------

(1) The board of trustees of the Sterling BB&T Fund approved the elimination of the 2.00% redemption fee on shares sold within 7 calendar days of purchase that appears in the BB&T Prospectus.

(2) The actual total annual fund operating expenses for the most recently completed fiscal year were less than the amount shown above because Sterling Capital Management LLC voluntarily agreed to waive all or a portion of its fees in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. The Adviser may discontinue all or part of this waiver at any time.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from commencement of operations through August 31, 2007.

     EXAMPLE: Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Sterling AIC Fund
  Institutional Class Shares................................   $150     $465      $803      $1,757
Sterling BB&T Fund Pro Forma
  Sterling Shares...........................................   $106     $352      $618      $1,377

                                    SYNOPSIS

     Summary. The following is a synopsis of certain information relating to the Transaction and is qualified by reference to the more complete information contained in this Combined Prospectus/Proxy Statement, the Sterling Prospectus, the Sterling Statement of Additional Information, and the Appendix attached hereto.

     Key Features of Transaction. The shareholders of each of the Sterling AIC Fund are being asked to approve or disapprove the Agreement and Plan of Reorganization adopted by the Trustees dated as of June 13, 2006 (the "Reorganization Plan"), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. The Reorganization Plan provides, among other things, for the transfer of all of the assets of the Sterling AIC Fund into the Sterling BB&T Fund in exchange for the assumption by the Sterling BB&T Fund of all of the liabilities of the Sterling AIC Fund and for a number of Shares of the designated class calculated based on the value of the net assets of the Sterling AIC Fund acquired by the Sterling BB&T Fund and the net asset value per Share of the Sterling BB&T Fund, all as more fully described below under "Information about the Transaction." After receipt of Shares, the Sterling AIC Fund will dissolve, distributing the Shares to its shareholders in complete liquidation, and the Sterling AIC Fund will be terminated.

     At a meeting held on May 16, 2006, the Trustees, including the independent Trustees, voted unanimously to approve the Transaction and to recommend that shareholders of the Sterling AIC Fund also approve the Transaction. Approval of the Reorganization Plan requires the affirmative vote of a majority of votes cast by the Sterling AIC Fund.

     A shareholder of the Sterling AIC Fund objecting to the proposed Transaction is not entitled under either Massachusetts law to demand payment for or an appraisal of his or her particular Shares if the Transaction is consummated over his or her objection. However, Shares of the Sterling AIC Fund are redeemable for cash at their net asset value on days on which the New York Stock Exchange is open for regular trading. If you redeem your Shares, you are likely to recognize a taxable gain or loss based on the difference between your tax basis in the Shares and the amount you receive for them.

     In the event that this proposal is not approved by the shareholders of the Sterling AIC Fund, such Fund will continue to be managed in accordance with its current investment objectives and policies, and the Trustees of The Advisors' Inner Circle Fund may consider alternatives in the best interests of the shareholders. However, if shareholders of the Sterling AIC Fund approve the Reorganization Plan, the reorganization of the Sterling AIC Fund will be consummated.

     Comparison. Below is a brief comparison of the principal investment objectives and strategies of the Sterling AIC Fund to the Sterling BB&T Fund. The following discussion is qualified in its entirety by the disclosure on such subjects contained in this Combined Prospectus/Proxy Statement the Combined SAI, the Sterling Prospectus, the Sterling Statement of Additional Information, the BB&T Prospectus and the BB&T Statement of Additional Information. For a full and detailed description of permitted investments, see such applicable documents.

FUNDAMENTAL OBJECTIVE

     Sterling AIC Fund. The Fund seeks to provide maximum long-term return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

     Sterling BB&T Fund. The Fund seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities.

     While not a fundamental objective, the Sterling BB&T Fund as a principal investment strategy will invest in the equity securities of smaller capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

     Sterling AIC Fund. The Fund normally seeks to achieve its objective by investing primarily (at least 90% of its net assets at the time of initial purchase) in common stocks of small cap companies. The Fund defines a small cap company as a company with a market capitalization ranging from $100 million to $2 billion at the time of purchase. Sterling Capital Management LLC (the "Adviser") selects individual equity securities for the Fund using an approach designed to identify equities priced at a discount from the estimated value of their underlying businesses. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential. The Adviser intends to fully invest the Fund and normally expects that cash reserves will represent a relatively small portion of the fund's assets (generally 10% or less).

     Sterling BB&T Fund. To pursue this goal, the Fund invests primarily in U.S. traded equity securities of companies whose market capitalization, at the time of purchase, is less than $2 billion. The Adviser's investment process focuses on attempting to identify securities that are priced below the estimated value of their underlying business. The Adviser examines factors it believes are relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors may include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. The Adviser's sell discipline is as important as its buy discipline. The Adviser reviews stocks that underperform their sector and may choose to sell those stocks which fail to demonstrate fundamental progress. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

     While not a principal investment strategy, under normal circumstances, the Sterling BB&T Fund will invest at least 80% of its net assets plus borrowings in the securities of small capitalization companies.

FUNDAMENTAL RESTRICTIONS

     Each of the Funds has adopted investment policies that limit the nature and extent of the securities in which the Fund may invest. Under the 1940 Act, certain policies can only be changed by a vote of the shareholders of the affected fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the Sterling AIC Fund's existing fundamental investment policies were adopted in response to legal, regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The Sterling BB&T Fund's investment policies are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Adviser increased flexibility to respond to changes in the regulatory and economic landscape.

     The modifications will help minimize the costs and delays that would be associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. These changes are also intended to standardize the policies across the BB&T Funds, which will help the Adviser more efficiently and more easily monitor the Sterling BB&T Fund's compliance with applicable SEC regulations and other restrictions on investments.

DISTRIBUTION AND PURCHASE PROCEDURES AND EXCHANGE RIGHTS

     Distribution and purchase procedures for the Funds are substantially similar. Neither Fund has exchange rights.

REDEMPTION PROCEDURES

     Sterling AIC Fund. Shares of the Fund may be redeemed by mail, telephone or Systematic Withdrawal Plan (via ACH). Under the Systematic Withdrawal Plan if a shareholder's account balance is at least $10,000, such shareholder may transfer as little as $100 per month from the shareholder's fund account to its financial institution. The Fund will pay redemption proceeds within seven days after it receives a redemption request in proper form.

     Sterling BB&T Fund. Shares of the Fund may be redeemed by mail, telephone, overnight service, electronically or Auto Withdrawal Plan. Under the Auto Withdrawal Plan if a shareholder's account balance is at least $5,000, such shareholder may transfer as little as $25 per month from the shareholder's fund account to its financial institution. The Fund will not assess a redemption fee of 2.00% of the total redemption amount if a shareholder sells its Shares after holding them for less than 7 calendar days as described in the BB&T Prospectus because the board of trustees of the Sterling BB&T Fund approved the elimination of such fee on June 3, 2006.

FEDERAL TAX CONSIDERATIONS

     For federal income tax purposes, the Transaction is expected to constitute a tax-free reorganization. Accordingly, the Transaction is not expected to result in the recognition of gain or loss for federal income tax purposes for the Sterling AIC Fund or its shareholders. In addition, the aggregate tax basis of the Sterling BB&T Fund Shares received by each Sterling AIC Fund shareholder is expected to equal the aggregate tax basis of the shareholder's Sterling AIC Fund Shares, and each Sterling AIC Fund shareholder's holding period for his or her Sterling BB&T Fund Shares is expected to include the period for which he or she held the Sterling AIC Fund Shares exchanged therefor. At any time prior to the consummation of the Transaction, a shareholder of the Sterling AIC Fund may redeem Shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

     For more information about the federal income tax consequences of the Transaction, see "Information About the Transaction -- Federal Income Tax Consequences" below.

                             PRINCIPAL RISK FACTORS

     Because the principal investment objectives and strategies of the Sterling BB&T Fund are similar to those of the Sterling AIC Fund, a shareholder faces the same risks of investing.

     MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

     SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

     INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- small company stocks and value stocks -- will underperform other kinds of investments or market averages.

     The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.

                       INFORMATION ABOUT THE TRANSACTION

     Reorganization Plan; Securities. The proposed Reorganization Plan provides that the Sterling BB&T Fund will acquire all of the assets of the Sterling AIC Fund in exchange for the assumption by the Sterling BB&T Fund of all of the liabilities of the Sterling AIC Fund, and for Shares, all as of the Exchange Date (defined in the Reorganization Plan to be on or about August 21, 2006, or such other date as determined by the Trustees.) The following discussion of the Reorganization Plan is qualified in its entirety by the full text of the Reorganization Plan, which is attached as Appendix A to this Combined Prospectus/Proxy Statement.

     As a result of the Transaction, each shareholder of the Sterling AIC Fund will receive that number of full and fractional Shares equal in value at the Exchange Date to the value of the portion of the net assets of the Sterling AIC Fund transferred to the Sterling BB&T Fund attributable to the shareholder (based on the proportion of the outstanding Shares of the Sterling AIC Fund owned by the shareholder as of the valuation time). The portfolio securities of the Sterling AIC Fund will be valued in accordance with the generally employed valuation procedures of BB&T Funds. The reorganization is being accounted for as a tax-free business combination. At a meeting held on May 16, 2006, all of the Trustees, including the Independent Trustees, unanimously determined that the reorganization would be in the best interests of the Sterling AIC Fund and existing shareholders, and that the economic interests of their existing shareholders would not be diluted as a result of effecting the reorganization.

     Immediately following the Exchange Date, the Sterling AIC Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Shares received by it, and the Sterling AIC Fund will be liquidated and dissolved. Such liquidation and distribution will be accomplished by the establishment of accounts on the Share records of the Sterling BB&T Fund in the name of the Sterling AIC Fund's shareholders, each account representing the respective number of full and fractional Shares due such shareholder. All Sterling AIC Fund shareholders will receive Shares of the Sterling BB&T Fund's Sterling Class.

     The consummation of the reorganization is subject to the conditions set forth in the Reorganization Plan. The Reorganization Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by consent of The Advisors' Inner Circle Fund and BB&T Funds or, if any condition set forth in the Reorganization Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. If the Reorganization Plan is approved, Sterling AIC Fund shareholders who do not wish to have their Sterling AIC Fund Shares exchanged for Shares of the Sterling BB&T Fund should redeem their Shares prior to consummation of the reorganization. If you redeem your Shares you are likely to recognize a taxable gain or loss based on the difference between your tax basis in the Shares and the amount you receive for them.

     Subject to the limitations provided in the Reorganization Plan, in the event that the Transaction is not consummated, all fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses, incurred directly in connection with consummation by The Advisors' Inner Circle Fund, the Sterling AIC Fund, BB&T Funds, the Sterling BB&T Fund and Sterling Capital Management LLC, the investment adviser to the Sterling BB&T Fund and the Sterling AIC Fund, of the Transaction will be borne by Sterling Capital Management LLC, including the costs of proxy materials, proxy solicitations and legal expenses. All such fees and expenses incurred and so borne by Sterling Capital Management LLC shall be solely and directly related to the Transaction and shall be paid directly by Sterling Capital Management LLC to the relevant providers of services or other payees, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the Transaction will be paid by the party directly incurring such expenses. Notwithstanding the foregoing, fees and expenses will be paid by the party directly incurring such fees and expenses if and to the extent that payment by the other party would result in the disqualification of the Sterling BB&T Fund or the Sterling AIC Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"). Sterling AIC Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction (for example, expenses relating to the provision of investment or legal advice to a Sterling AIC Fund shareholder or transfer taxes imposed upon a Sterling AIC Fund shareholder). Neither the Sterling BB&T Fund nor the Sterling AIC Fund will pay the Sterling AIC Fund shareholders' expenses.

     The Board has determined that the interests of the existing shareholders of the Sterling AIC Fund will not be diluted as a result of the Transaction. Full and fractional Shares will be issued to the Sterling AIC Fund's shareholders in accordance with the procedure under the Reorganization Plan as described above. Each Sterling BB&T Fund Share will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights.

     BB&T Funds' Declaration of Trust permits BB&T Funds to divide its Shares of any series, without shareholder approval, into one or more classes of Shares having such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the classes, and other matters as the Trustees have authorized, provided that each Share of a class shall represent an equal proportionate interest in the assets and liabilities of the class with each other Share of the same class, none having priority or preference over another. The Sterling BB&T Fund currently offers only one class of Shares, Sterling Shares. Sterling Shares will be distributed by the Sterling BB&T Fund in connection with the Transaction to Sterling AIC Fund shareholders.

     Under Massachusetts law, the Sterling AIC Fund's shareholders, could, under certain circumstances, be held personally liable for the obligations of the Sterling AIC Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Sterling AIC Fund. The Declaration of Trust provides for indemnification out of the Sterling AIC Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Sterling AIC Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Sterling AIC Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

     Reasons For The Proposed Reorganization. A meeting was held on May 16, 2006, for The Advisors' Inner Circle Fund's Trustees, at which meeting all of the Trustees, including the Independent Trustees, unanimously determined that the reorganization would be in the best interests of existing shareholders of the Sterling AIC Fund. The Trustees also unanimously determined that the economic interests of such shareholders would not be diluted as a result of effecting the reorganization. At this same meeting, all of the Trustees, including the Independent Trustees, unanimously adopted the Reorganization Plan and recommended approval of the reorganization.

     In electing to approve the reorganization and recommend it to shareholders of the Sterling AIC Fund, the Trustees acted upon information provided to them, indicating that the proposed Transaction would operate in the best interests of the Sterling AIC Fund shareholders. In particular, the Trustees considered the following details:

      (1) The compatibility of the objectives and strategies of the Sterling BB&T Fund with those of the Sterling AIC Fund.

          As discussed under the "Synopsis," the Sterling AIC Fund and the Sterling BB&T Fund have substantially similar fundamental investment objectives and strategies. The Trustees considered that, over time, the Sterling BB&T Fund's flexibility to invest 20% of its net assets, instead of 10% of its net assets, in securities other than equity securities may provide greater value to shareholders of the Sterling AIC Fund.

          While the investment restrictions of the Sterling AIC Fund differ from those of the Sterling BB&T Fund, it is expected that the Adviser will employ the same investment process for selecting and selling securities.

          The Trustees also considered that the Sterling BB&T Fund's fundamental investment restrictions will provide increased flexibility to the Adviser to respond to changes in the regulatory and economic landscape.

      (2) The qualifications and experience of Sterling Capital Management LLC and Ed Brea, the portfolio manager for the Sterling AIC Fund, and the performance history of Sterling AIC Fund.

          The proposed Transaction will allow the investment management team and the current investment adviser, Sterling Capital Management LLC, to remain the same. The Trustees considered the benefits that this arrangement will provide to shareholders of the Sterling AIC Fund, including Mr. Brea's expertise.

          Eduardo Brea, Managing Director and Equity Portfolio Manager, is responsible for the day-to-day investment decisions of the Sterling AIC Fund. Mr. Brea joined Sterling in 1995 and has over 16 years of investment experience. Mr. Brea received a B.S. degree from the University of Florida and his M.B.A. from the University of South Florida.

      (3) The Transaction will better align Sterling Capital Management LLC with its sibling company, BB&T Asset Management, Inc., due to the fact that BB&T Corporation, the parent of BB&T Asset Management, Inc., purchased a 70% ownership interest in Sterling Capital Management LLC on April 1, 2005.

      (4) The continuation of all shareholder services currently provided to shareholders of the Sterling AIC Fund.

      (5) The fact that contractual expense ratio and the expense ratio after fee waivers of the Sterling BB&T Fund compare favorably to the Sterling AIC Fund.

      (6) The fees and expenses incurred directly in connection with the consummation of the Transaction that relate to the merger will be borne by Sterling Capital Management LLC. Such fees are estimated to total less than $200,000.

      (7) The fact that the Transaction is intended to be on tax-free reorganization for federal income tax purposes.

          The Advisors' Inner Circle Fund's Trustees were informed that the proposed Transaction involving the Sterling AIC Fund and the Sterling BB&T Fund was intended to be accomplished without resulting in the imposition of federal income taxes on the Sterling AIC Fund or any of its shareholders as a direct result of the Transaction.

      (8) The potential benefits of the Transaction and the fact that there were no identified negative consequences of the Transaction to the shareholders of the Sterling AIC Fund.

          The Board determined that there were potential benefits to be gained from the proposed Transaction and no identified negative direct or indirect consequences of the Transaction to the former shareholders of the Sterling AIC Fund. Benefits include reduced contractual expenses due to the economies of scale recognized by the BB&T Funds complex and the potential for greater growth based on the BB&T Funds complex's history of increasing asset levels.

      (9) That the economic interests of shareholders of the Sterling AIC Fund will not be diluted as a result of the proposed Transaction.

          The Advisors' Inner Circle Fund's Trustees were informed that the interests of the Sterling AIC Fund's shareholders would not be diluted as a result of the proposed Transaction, and that the Sterling AIC Fund shareholders would receive, in the aggregate, Shares of the Sterling BB&T Fund equal in value to the market value of the assets of the Sterling AIC Fund.

     (10) The recommendation of Sterling Capital Management LLC in favor of the Transaction.

     Federal Income Tax Consequences. As a condition to the Sterling AIC Fund's and Sterling BB&T Fund's obligation to consummate the reorganization, The Advisors' Inner Circle Fund, on behalf of the Sterling AIC Fund, and BB&T Funds, on behalf of the Sterling BB&T Fund, will receive an opinion from Ropes & Gray LLP, counsel to BB&T Funds, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, generally, for federal income tax purposes: (i) the Transaction will constitute a reorganization as defined in Section 368(a) of the Code, and the Sterling AIC Fund and the Sterling BB&T Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 1032 of the Code no gain or loss will be recognized by the Sterling BB&T Fund upon the receipt of the assets of the Sterling AIC Fund in exchange for Sterling BB&T Fund Shares and the assumption by the Sterling BB&T Fund of the liabilities of the Sterling AIC Fund; (iii) under Section 362(b) of the Code the basis in the hands of the Sterling BB&T Fund of the assets of the Sterling AIC Fund transferred to the Sterling BB&T Fund in the Transaction will be the same as the basis of such assets in the hands of the Sterling AIC Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code the holding periods of the assets of the Sterling AIC Fund in the hands of the Sterling BB&T Fund will include the periods during which such assets were held by the Sterling AIC Fund; (v) under Section 361 of the Code no gain or loss will be recognized by the Sterling AIC Fund upon the transfer of the Sterling AIC Fund's assets to the Sterling BB&T Fund in exchange for Sterling BB&T Fund Shares and the assumption by the Sterling BB&T Fund of the liabilities of the Sterling AIC Fund, or upon the distribution of Sterling BB&T Fund Shares by the Sterling AIC Fund to its shareholders in liquidation; (vi) under Section 354 of the Code no gain or loss will be recognized by the Sterling AIC Fund's shareholders upon the exchange of their Shares for Sterling BB&T Fund Shares; (vii) under Section 358 of the Code the aggregate basis of Sterling BB&T Fund Shares each Sterling AIC Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Sterling AIC Fund Shares, exchanged therefor;
(viii) under Section 1223(1) of the Code each Sterling AIC Fund shareholder's holding period for his or her Sterling BB&T Fund Shares will be determined by including the period for which he or she held the Sterling AIC Fund Shares exchanged therefor, provided that he or she held such Sterling AIC Fund Shares as capital assets; and (ix) the Sterling BB&T Fund will succeed to, and take into account the items of the Sterling AIC Fund described in Section 381(c) of the Code.

     The opinion will be based on certain factual representations made by The Advisors' Inner Circle Fund, on behalf of the Sterling AIC Fund, and BB&T Funds, on behalf of the Sterling BB&T Fund, and will also be based on certain customary assumptions. The opinion is not a guarantee that the tax consequences of the Transaction will be as described above. There can be no assurance that the Internal Revenue Service or a court would agree with the opinion.

     This description of the federal income tax consequences of the Transaction is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Transaction, including the applicability and effect of state, local, non-U.S. and other tax laws.

     VOTING RIGHTS. Each shareholder of the Sterling AIC Fund is entitled to one vote per Share and a proportionate fractional vote for any fractional Share. The former shareholders of the Sterling AIC Fund, as holders of Sterling Shares of the Sterling BB&T Fund, will vote separately as a fund or a class on matters relating solely to that fund or class. On all other matters, they will vote in the aggregate with shareholders of the BB&T Funds.

     CAPITALIZATION. The following tables set forth as of May 30, 2006 (i) the capitalization of the Sterling AIC Fund, and (ii) the pro forma capitalization of the Sterling BB&T Fund as adjusted giving effect to the proposed acquisition of assets at net asset value:

                                                                              PRO FORMA
                                                               STERLING       STERLING
                                                               AIC FUND       BB&T FUND
                                                             -------------   -----------
                                                             INSTITUTIONAL    STERLING
                                                             -------------   -----------
Net Assets($)..............................................   $72,527,354    $72,527,354
Shares.....................................................     4,236,794      4,236,794
Net Asset Value per Share ($)..............................   $     17.12    $     17.12

         INFORMATION ABOUT THE STERLING AIC FUND AND STERLING BB&T FUND

                               STERLING AIC FUND

     Information about the Sterling AIC Fund is incorporated by reference into this Combined Prospectus/Proxy Statement from the Sterling AIC Fund's prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-42484).

                               STERLING BB&T FUND

     Information about the Sterling BB&T Fund is incorporated by reference into this Combined Prospectus/ Proxy Statement from the Sterling BB&T Fund's preliminary prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-49098).

     Information Filed With The Securities And Exchange Commission. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

     Proxies are being solicited from shareholders of the Sterling AIC Fund by the Trustees of The Advisors' Inner Circle Fund for the Special Meeting of shareholders to be held on August 9, 2006, at the offices of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 9:00 a.m., Eastern time, or at such later time made necessary by adjournment. This Combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about June 26, 2006. The costs of the proxy materials and proxy solicitations will be borne by Sterling Capital Management LLC. A proxy may be revoked at any time at or before the meeting by submitting to the Sterling AIC Fund a subsequently dated proxy, delivering a written notice of revocation to Sterling Capital Funds at P.O. Box 219009, Kansas City, MO 64121-9009 or as otherwise described in the "Introduction" above. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal set forth in Proposal 1 of the Notice of Special Meeting to implement the reorganization of the Sterling AIC Fund by the transfer of all of its assets to the Sterling BB&T Fund, in exchange for Sterling Shares of the Sterling BB&T Fund and the assumption by the Sterling BB&T Fund of all of the liabilities of the Sterling AIC Fund followed by the dissolution and liquidation of the Sterling AIC Fund and the distribution of Shares to the shareholders of the Sterling AIC Fund. The Transaction contemplated by the Plan of Reorganization will be consummated only if: (1) a quorum is present (except as otherwise provided by law, to constitute a quorum for the transaction of business at a shareholders' meeting, there must be present, in person or by proxy, holders of a majority of the total number of Shares of the Sterling AIC Fund then outstanding and entitled to vote at the meeting); (2) approved by the affirmative vote of a majority of votes cast by the Sterling AIC Fund voting as a Fund, as described below; and (3) the other closing conditions set forth in the Reorganization Plan are satisfied. In the event the shareholders do not approve the reorganization, the Trustees of The Advisors' Inner Circle Fund will consider possible alternative arrangements in the best interests of the Sterling AIC Fund and its shareholders.

     Proxies are being solicited by mail. Shareholders of record of the Sterling AIC Fund at the close of business on June 12, 2006, (the "Record Date"), will be entitled to vote at the Special Meeting of shareholders or any adjournment thereof. Each Share is entitled to one vote as of the close of business on June 12, 2006. Approval of the Proposal requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

     As of June 12, 2006, there were outstanding 3,937,713.312 Institutional Class Shares of the Sterling AIC Fund.

     Votes cast by proxy, telephone, the Internet or in person at the meeting will be counted by the inspector of election appointed by The Advisors' Inner Circle Fund. The inspector of election will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspector of election will count Shares represented by proxies that reflect abstentions as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum; however, the inspector of election will not count "broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For purposes of determining whether an issue has been approved, abstentions have the effect of a negative vote on the proposal, and broker non-votes are treated as "against" votes in those instances where approval of an issue requires a certain percentage of all votes outstanding, but are given no effect in those instances where approval of an issue requires a certain percentage of the votes constituting the quorum for such issue.

     The Advisors' Inner Circle Fund's Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     As of June 12, 2006, the officers and Trustees of The Advisors' Inner Circle Fund as a group beneficially owned less than 1% of the outstanding Institutional Class Shares of the Sterling AIC Fund. The information in the following table shows, to the best of the knowledge of The Advisors' Inner Circle Fund, the shareholders who owned of record or beneficially 5% or more of the outstanding Institutional Class Shares of the Sterling AIC Fund. The table also shows, as far as practicable, the percentage of record and beneficial ownership of these same shareholders upon consummation of the Transaction calculated on the basis of holdings as of the June 12, 2006 record date. Those shareholders who beneficially own 25% or more of the outstanding Shares of a Fund may be deemed to be controlling persons of that Fund under the 1940 Act. In this context, "control" shall mean (1) the beneficial ownership, either directly or through one or more controlled companies of more than 25% of the voting securities of a company; (2) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under sec.2(a)(9)of the 1940 Act which has become final, that control exists.

                               STERLING AIC FUND

                                                           APPROXIMATE PERCENT   APPROXIMATE PERCENT     PERCENT OF
                                       PERCENT OF RECORD      OF BENEFICIAL           OF RECORD          BENEFICIAL
                                        OWNERSHIP AS OF      OWNERSHIP AS OF       OWNERSHIP UPON      OWNERSHIP UPON
NAME AND ADDRESS                          06/12/2006           06/12/2006           CONSUMMATION        CONSUMMATION
----------------                       -----------------   -------------------   -------------------   --------------
Fidelity Invest Inst Operations Co
  Inc                                        20.20%                 0%                  20.20%               0%
for Certain Employee
Benefit Plans 100
Magellan Way Kwic
Covington KY 41015-1999

Charles Schwab & Co Inc                      14.14%                 0%                  14.14%               0%
Reinvest Account
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

First Union National Bank                    10.79%                 0%                  10.79%               0%
Omnibus Reinvest Reinvest
1525 West Wt Harris Blvd
Charlotte NC 28288-0001

Landon Cartera De Inversiones                 8.29%                 0%                   8.29%               0%
Simcavf Investment Society
Paseo De La Castellana 24
Madrid 28046 Spain

Park Tudor Trust                              6.95%                 0%                   6.95%               0%
7200 N College Ave
Indianapolis IN 46240-3016

           THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND
                      APPROVAL OF THE REORGANIZATION PLAN.

                 INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

     As demonstrated above, there are no controlling persons of the Sterling AIC Fund.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of June 13, 2006, between BB&T Funds ("BB&T"), a Massachusetts business trust, on behalf of Sterling Capital Small Cap Value Fund, a series of BB&T, and The Advisors' Inner Circle Fund ("Advisors"), a Massachusetts business trust, on behalf of the Sterling Capital Small Cap Value Fund, a series of Advisors. The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

PLAN OF REORGANIZATION

     (a) Advisors will sell, assign, convey, transfer and deliver to BB&T, and BB&T will acquire, on the Exchange Date, all of the properties and assets existing at the Valuation Time in the Sterling Capital Small Cap Value Fund, a series of Advisors (the "Sterling Fund"). Such acquisition is to be made by the Sterling Capital Small Cap Value Fund, a series of BB&T (the "BB&T Fund").

     In consideration therefor, the BB&T Fund shall, on the Exchange Date, assume all of the liabilities of the Sterling Fund existing at the Valuation Time and transfer to the Sterling Fund a number of full and fractional units of beneficial interest ("Shares") (such Shares being Sterling Shares) of the BB&T Fund having an aggregate net asset value equal to the value of all of the assets of the Sterling Fund transferred to the BB&T Fund on such date less the value of all of the liabilities of the Sterling Fund assumed by the BB&T Fund on that date. It is intended that the reorganization described in this Agreement shall be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Sterling Fund in complete liquidation shall distribute to its respective shareholders of record as of the Exchange Date the BB&T Fund Shares received by it, each shareholder being entitled to receive that number of BB&T Fund Shares equal to the total of (i) the proportion which the number of Shares of the Sterling Fund held by such shareholder bears to the number of such Shares of the Sterling Fund outstanding on such date multiplied by (ii) the total number of BB&T Fund Shares received by the Sterling Fund, as of the Exchange Date. Sterling Fund shareholders of record holding Institutional Class Shares will receive Sterling Shares of the BB&T Fund.

AGREEMENT

     BB&T and Advisors represent, warrant and agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF ADVISORS. Each of Advisors and the Sterling Fund represent and warrant to and agree with BB&T and the BB&T Fund that:

     (a) Advisors is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now conducted and to carry out its obligations under this Agreement. Advisors and the Sterling Fund are not required to qualify as a foreign association in any jurisdiction where the failure to so qualify would have a material adverse effect on Advisors or the Sterling Fund. Advisors and the Sterling Fund have all necessary federal, state and local authorizations to carry on their business as now being conducted and to fulfill the terms of this Agreement, except for shareholder approval and as otherwise described in Section 1(l).

     (b) Advisors is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the Sterling Fund is a separate series thereof duly designated in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Advisors. The Sterling Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Exchange Date. The Sterling Fund has not at any time since its inception been liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Sterling Fund is in compliance in all material respects with applicable regulations of the Internal

Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

     (c) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) for the Sterling Fund at and for the year ended October 31, 2005, such statements and schedule having been audited by KPMG LLP, independent accountants to Advisors, have been furnished to BB&T. Such statement of assets and liabilities and schedule fairly presents the financial position of the Sterling Fund as of October 31, 2005 and said statement of operations and changes in net assets fairly reflects the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     (d) The prospectus of the Sterling Fund dated March 1, 2006 (the "Sterling Prospectus") and the Statement of Additional Information dated March 1, 2006 (the "Sterling SAI") for the Sterling Fund and on file with the Securities and Exchange Commission, which have been previously furnished to BB&T, did not as of their dates and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Advisors or the Sterling Fund, overtly threatened against Advisors or the Sterling Fund which assert liability on the part of Advisors or the Sterling Fund.

     (f) There are no material contracts outstanding to which Advisors, with respect to the Sterling Fund, or the Sterling Fund is a party, other than as disclosed in the Sterling Prospectus and the Sterling SAI or in the Registration Statement and the Proxy Statement.

     (g) Neither Advisors, with respect to the Sterling Fund, nor the Sterling Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2005, and those incurred in the ordinary course of Advisors' business as an investment company since that date. Prior to the Exchange Date, Advisors will advise BB&T of all known material liabilities, contingent or otherwise, incurred by it, with respect to the Sterling Fund subsequent to October 31, 2005, whether or not incurred in the ordinary course of business.

     (h) As used in this Agreement, the term "Investments" shall mean the Sterling Fund's investments shown on the schedule of its portfolio investments as of October 31, 2005, referred to in Section 1(c) hereof, as supplemented with such changes as Advisors or the Sterling Fund shall make after October 31, 2005, which changes shall be disclosed to BB&T, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions.

     (i) As of the Exchange Date, the Sterling Fund shall have timely filed all federal, state and other tax returns and reports which have been required to be filed by the Sterling Fund and shall have timely paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Sterling Fund. As of the Exchange Date, all tax liabilities of the Sterling Fund shall have been adequately provided for on its books, and no tax deficiency or liability of the Sterling Fund shall have been asserted, and no question with respect thereto shall have been raised, and the Sterling Fund shall not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 1(l), Advisors on behalf of the Sterling Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Sterling Fund to be transferred to the BB&T Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, BB&T will, on behalf of the BB&T Fund, acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Advisors or the Sterling Fund and, except as described in Section 1(l), without any restrictions upon the transfer thereof.

     (k) Except as to Investments otherwise disclosed as unregistered securities pursuant to Section 1(h) hereof, no registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Advisors or BB&T.

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Advisors on behalf of the Sterling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

     (m) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by BB&T on Form N-14 relating to the BB&T Fund Shares issuable hereunder, and the proxy statement of Advisors included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they relate to Advisors and the Sterling Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and at the time of the shareholders' meeting referred to in
Section 8(a) below and on the Exchange Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospectus"), as amended or supplemented by any amendments or supplements filed with the Commission by BB&T, insofar as it relates to Advisors and the Sterling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement, made in reliance upon or in conformity with information furnished by BB&T, or the BB&T Fund, for use in the Registration Statement, Prospectus, or Proxy Statement.

     (n) All of the issued and outstanding Shares of the Sterling Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws.

     (o) No payments will be made by the Sterling Fund to its shareholders in connection with or as a result of this Agreement or the transactions contemplated by this Agreement, except that the Sterling Fund will, in the ordinary course of its business as an open-end investment company, make distributions of dividends paying out investment income or capital gains, and distributions in redemption of Shares.

     (p) The Sterling Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

     2. REPRESENTATIONS AND WARRANTIES OF BB&T. Each of BB&T and the BB&T Fund jointly and severally represent and warrant to and agree with Advisors and the Sterling Fund that:

     (a) BB&T is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. BB&T and the BB&T Fund are not required to qualify as a foreign association in any jurisdiction. BB&T and the BB&T Fund have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 2(g).

     (b) BB&T is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the BB&T Fund is a separate series thereof duly designated in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of BB&T. The BB&T Fund, which has not had active operations prior to the Exchange Date, intends to qualify as a regulated investment company under Part I of Subchapter M of the Code.

     (c) There are no material legal, administrative or other proceedings pending or, to the knowledge of BB&T or the BB&T Fund, overtly threatened against BB&T or the BB&T Fund which assert liability on the part of BB&T or the BB&T Fund.

     (d) There are no material contracts outstanding to which BB&T or the BB&T Fund is a party, other than as disclosed in the Prospectus and the corresponding Statement of Additional Information or in the Registration Statement.

     (e) Neither BB&T nor the BB&T Fund has any known liabilities of a material nature, contingent or otherwise, other than those incurred in the ordinary course of the business of BB&T as an investment company. Prior to the Exchange Date, BB&T will advise Advisors of all known material liabilities, contingent or otherwise, incurred by it and the BB&T Fund, whether or not incurred in the ordinary course of business.

     (f) No consent, approval, authorization or order of any governmental authority is required for the consummation by BB&T or the BB&T Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or the H-S-R Act.

     (g) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 2(g), BB&T on behalf of the BB&T Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of the Sterling Fund to be transferred to the BB&T Fund pursuant to this Agreement.

     (h) The Registration Statement, the Prospectus and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to BB&T and the BB&T Fund: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and at the time of the shareholders' meeting referred to in Section 8(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed with the Commission by BB&T or the BB&T Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement or any amendments or supplements thereto made in reliance upon and in conformity with information furnished by Advisors or the Sterling Fund for use in the Registration Statement, the Prospectus or the Proxy Statement. For these purposes, information shall be permitted "on behalf" of Advisors or the Sterling Fund if furnished by it or an affiliate or by another person with the approval of Advisors or the Sterling Fund or their affiliate.

     (i) BB&T Fund Shares to be issued to the Sterling Fund have been duly authorized and, when issued and delivered pursuant to this Agreement and the Prospectus, will be legally and validly issued and will be fully paid and nonassessable by BB&T and no shareholder of BB&T will have any preemptive right of subscription or purchase in respect thereof.

     (j) The issuance of BB&T Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     (k) Immediately prior to the consummation of the transactions contemplated by this Agreement, the BB&T Fund will not hold any property or have any tax attributes (including those specified in Section 381(c) of the Code), and immediately following the consummation of such transactions, the BB&T Fund will possess solely assets and liabilities that were possessed by the Sterling Fund immediately prior to such transactions, provided however that at the time of or before such transactions, the BB&T Fund may hold a nominal amount of assets to facilitate its organization.

     (l) Immediately prior to the consummation of the transactions contemplated by this Agreement, there shall be no issued and outstanding Shares of the BB&T Fund (and no options, warrants, or other rights to subscribe for or purchase Shares of the BB&T Fund, or securities convertible into Shares of the BB&T Fund) other than a nominal amount of Shares issued to facilitate the organization of the BB&T Fund. In connection with the transactions contemplated by this Agreement all of the BB&T Fund Shares that are or will be issued (other than a nominal amount of Shares of the BB&T Fund that may be issued to facilitate the organization of the BB&T Fund) will be in respect of Sterling Fund Shares. Immediately following consummation of the transactions contemplated by the Agreement, all of the outstanding Shares of the BB&T Fund will be owned by the former shareholders of the Sterling Fund (other than a nominal amount of Shares of the BB&T Fund that may be issued to facilitate the organization of the BB&T Fund), who will own such shares solely by reason of their ownership of Shares of the Sterling Fund immediately prior to the transactions contemplated by this Agreement.

     (m) The BB&T Fund was formed for the purpose of effecting the transactions contemplated by this Agreement and will not engage in any business prior to the transactions contemplated by this Agreement. The BB&T Fund has never held, and will not hold prior to the transactions contemplated by this Agreement, directly or indirectly, any Sterling Fund Shares.

     (n) The BB&T Fund has not yet filed its first federal income tax return, and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. The BB&T Fund will file its first income tax return at the completion of its first taxable year as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under Sections 851 and 852 of the Code.

     (o) No payments will be made by the BB&T Fund to its shareholders in connection with or as a result of this Agreement or the transactions contemplated by this Agreement, except that the BB&T Fund will, in the ordinary course of its business as an open-end investment company, make distributions of dividends paying out investment income or capital gains, and distributions in redemption of Shares.

     (p) BB&T through its administrator, transfer agent, custodian or otherwise, will cooperate fully and in a timely manner with Advisors and the Sterling Fund in completing each of the actions required of it and its agents and necessary for consummation of the transactions described in Sections 3 (a) and (b) of this Agreement.

     3. REORGANIZATION. (a) Subject to the requisite approval of the shareholders of the Sterling Fund and to the other terms and conditions contained herein, Advisors and the Sterling Fund agree to sell, assign, convey, transfer and deliver to the BB&T Fund, and the BB&T Fund agrees to acquire from the Sterling Fund, on the Exchange Date all of the Investments, all of the cash, property, rights, privileges, powers, franchises and other assets, know or unknown, of the Sterling Fund in exchange for that number of Shares of the BB&T Fund provided for in Section 4 and the assumption by the BB&T Fund of all of the liabilities of, allocated or attributable to, the Sterling Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured. Without limiting the foregoing, BB&T agrees to assume the obligation of Advisors to indemnify and hold harmless the trustees and officers of Advisors with respect to any action or omission or alleged action or omission relating to the Sterling Fund prior to the consummation of the transactions described in paragraph (a) of this Agreement, including the obligation to advance expenses, to the maximum extent permitted by applicable law and as set forth in Advisors' Declaration of Trust and By-laws. Pursuant to this Agreement, the Sterling Fund will, as soon as practicable after the Exchange Date, distribute in liquidation all of the BB&T Fund Shares received by it to its shareholders in exchange for their Shares of the Sterling Fund.

     (b) Advisors, on behalf of the Sterling Fund, will pay or cause to be paid to the BB&T Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to the BB&T Fund hereunder. Advisors, on behalf of the Sterling Fund, will transfer to the BB&T Fund any rights, stock dividends or other securities received by Advisors or the Sterling Fund after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends and other securities shall be deemed included in the assets transferred to the BB&T Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of the Sterling Fund acquired by the BB&T Fund.

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, BB&T will deliver to Advisors a number of Sterling Shares of the BB&T Fund having an aggregate net asset value equal to the value of the assets attributable to the Institutional Class Shares of the Sterling Fund acquired by the BB&T Fund, less the value of the liabilities of the Sterling Fund assumed, determined as hereafter provided in this Section 4.

     (a) Subject to Section 4(d) hereof, the value of the Sterling Fund's net assets will be computed as of the Valuation Time using the valuation procedures for the BB&T Fund set forth in the Prospectus and Statement of Additional Information.

     (b) Subject to Section 4(d) hereof, the net asset value of a share of the BB&T Fund will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Prospectus.

     (c) Subject to Section 4(d), the Valuation Time shall be 4:00 p.m. Eastern Standard time on August 18, 2006 for the Sterling Fund, or such earlier or later days as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     (d) No formula will be used to adjust the net asset value of the Sterling Fund or BB&T Fund to take into account differences in realized and unrealized gains and losses.

     (e) The BB&T Fund shall issue its Shares to the Sterling Fund on one share deposit receipt registered in the name of the Sterling Fund. The Sterling Fund shall distribute in liquidation the BB&T Fund Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to BB&T's transfer agent which will as soon as practicable set up open accounts for the Sterling Fund shareholder in accordance with written instructions furnished by Advisors.

     (f) The BB&T Fund shall assume all liabilities of the Sterling Fund, as set forth in Section 3(a) hereof, in connection with the acquisition of assets and subsequent dissolution of the Sterling Fund or otherwise, except that recourse for assumed liabilities relating to the Sterling Fund will be limited to the BB&T Fund.

     5. EXPENSES, FEES, ETC. (a) Subject to subsections 5(b) through 5(e), all fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred directly in connection with the consummation by BB&T, the BB&T Fund, Advisors, the Sterling Fund and Sterling Capital Management LLC, the investment adviser to the BB&T Fund and the Sterling Fund, of the transactions contemplated by this Agreement will be borne by Sterling Capital Management LLC, including the costs of proxy materials, proxy solicitation, and legal expenses. All such fees and expenses incurred and so borne by Sterling Capital Management LLC shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Sterling Capital Management LLC to the relevant providers of services or other payees, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the BB&T Fund or the Sterling Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code. Sterling Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the BB&T Fund nor the Sterling Fund will pay the Sterling Fund shareholders' expenses.

     (b) In the event the transactions contemplated by this Agreement are not consummated by reason of Advisors being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Advisors' obligations referred to in Section 8(a) or Section 10, Advisors shall pay directly all reasonable fees and expenses incurred by BB&T in connection with such transactions, including, without limitation, legal, accounting and filing fees.

     (c) In the event the transactions contemplated by this Agreement are not consummated by reason of BB&T being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to BB&T's obligations referred to in Section 8(a) or Section 9, BB&T shall pay directly all reasonable fees and expenses incurred by Advisors in connection with such transactions, including without limitation legal, accounting and filing fees.

     (d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) BB&T or Advisors being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Advisors or BB&T's obligations referred to in Section 8(a), Section 9 or Section 10 of this Agreement, then each of Advisors and BB&T shall bear the expenses it has actually incurred in connection with such transactions.

     (e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. PERMITTED ASSETS. BB&T and Advisors agree to review the assets of the Sterling Fund to ensure that at any time prior to the Exchange Date the assets of the Sterling Fund do not include any assets that the BB&T Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Sterling Fund, is unsuitable for the BB&T Fund to acquire.

     7. EXCHANGE DATE. Delivery of the assets of the Sterling Fund to be transferred, assumption of the liabilities of the Sterling Fund to be assumed, and the delivery of BB&T Fund Shares to be issued shall be made on August 21, 2006 at 10:00 a.m. or at such other times and dates agreed to by Advisors and BB&T, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     8. SPECIAL MEETING OF SHAREHOLDERS; DISSOLUTION. (a) Advisors agrees to call a special meeting of the shareholders of the Sterling Fund as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of the Sterling Fund to and the assumption of all of the liabilities of the Sterling Fund by the BB&T Fund as herein provided, approving this Agreement, and authorizing the liquidation and dissolution of the Sterling Fund, and, except as set forth in Section 13, it shall be a condition to the obligations of each of the parties hereto that the holders of the Shares of the Sterling Fund shall have approved this Agreement and the transactions contemplated herein in the manner required by law and Advisors' Declaration of Trust and Bylaws at such a meeting on or before the Valuation Time.

     (b) Advisors and the Sterling Fund agree that the liquidation of the Sterling Fund will be effected in the manner provided in Advisors' Declaration of Trust and Bylaws in accordance with applicable law, that it will not make any distributions of any BB&T Fund Shares to the shareholders of the Sterling Fund without first paying or adequately providing for the payment of all of the Sterling Fund's known debts, obligations and liabilities.

     (c) Each of BB&T and Advisors will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

     9. CONDITIONS TO BB&T'S OBLIGATIONS. The obligations of BB&T and the BB&T Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been approved and the transactions contemplated hereby, including the liquidation of the Sterling Fund, shall have been approved by the shareholders of the Sterling Fund in the manner required by law.

     (b) Advisors shall have furnished to BB&T a statement of the Sterling Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Advisors' behalf by its President (or any Vice President) and Chief Financial Officer, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Sterling Fund since October 31, 2005, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of Shares of the Sterling Fund, dividends paid or losses from operations.

     (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Advisors and the Sterling Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, Advisors and the Sterling Fund have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to each of such dates, and Advisors shall have furnished to BB&T a statement, dated the Exchange Date, signed by Advisors' President (or any Vice President) and Treasurer certifying those facts as of such dates.

     (d) Advisors shall have delivered to BB&T a letter from KPMG LLP dated the Exchange Date stating that such firm reviewed the federal and state income tax returns of the Sterling Fund for the year ended October 31, 2005 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income taxes of the Sterling Fund for the periods covered thereby, or that the Sterling Fund would not qualify as a regulated investment company for federal income tax purposes.

     (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) BB&T shall have received an opinion of Morgan, Lewis & Bockius LLP, in form reasonably satisfactory to BB&T and dated the Exchange Date, to the effect that (i) Advisors is a business trust validly existing in conformity with the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted, and the Sterling Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Advisors; (ii) this Agreement has been duly authorized, executed, and delivered by Advisors on behalf of the Sterling Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by BB&T, is a valid and binding obligation of Advisors with respect to the Sterling Fund, enforceable against the Sterling Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; (iii) Advisors has power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Advisors and the Sterling Fund will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to BB&T; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Advisors' Declaration of Trust and Bylaws or any provision of an agreement known to such counsel to which Advisors, with respect to the Sterling Fund, is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligations or the imposition of any penalty under any agreement, judgment, or decree to which the Sterling Fund is a party or by which it is bound; (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Advisors on behalf of the Sterling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act; (vi) to such counsel's knowledge, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Sterling Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Exchange Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Sterling Fund's business; (vii) Advisors is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and
(viii) to the knowledge of such counsel, except as has been disclosed in writing to the BB&T Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Sterling Fund or any of its properties or assets or any person whom the Sterling Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Sterling Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     (g) BB&T shall have received an opinion of Ropes & Gray LLP, counsel to BB&T, addressed to BB&T and the BB&T Fund, in form reasonably satisfactory to BB&T and dated the Exchange Date (which opinion will be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, Treasury regulations, current administrative rules and court decisions, generally, for federal income tax purposes: (i) the transfer of all of the assets of the Sterling Fund to the BB&T Fund in exchange solely for the BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund, followed by the distribution by the Sterling Fund of the BB&T Fund Shares to the Sterling Fund shareholders in complete liquidation of the Sterling Fund, will constitute a "reorganization" as defined in Section 368(a) of the Code, and the Sterling Fund and the BB&T Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the BB&T Fund upon the receipt of the assets of the Sterling Fund in exchange for BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund; (iii) the basis in the hands of the BB&T Fund of the assets of the Sterling Fund transferred to the BB&T Fund will be the same as the basis of such assets in the hands of the Sterling Fund immediately prior to the transfer; (iv) the holding periods of the assets of the Sterling Fund in the hands of the BB&T Fund will include the periods during which such assets were held by the Sterling Fund; (v) no gain or loss will be recognized by the Sterling Fund upon the transfer of the Sterling Fund's assets to the BB&T Fund in exchange for BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund, or upon the distribution of BB&T Fund Shares by the Sterling Fund to its shareholders in liquidation pursuant to this Agreement; (vi) no gain or loss will be recognized by the Sterling Fund shareholders upon the exchange of their Sterling Fund Shares for BB&T Fund Shares; (vii) the aggregate basis of the BB&T Fund Shares a Sterling Fund shareholder receives in connection with the transactions contemplated by this Agreement will be the same as the aggregate basis of his or her Sterling Fund Shares exchanged therefor; (viii) a Sterling Fund shareholder's holding period for his or her BB&T Fund Shares will be determined by including the period for which he or she held the Sterling Fund Shares exchanged therefor, provided that he or she held such Sterling Fund Shares as capital assets; and (ix) the BB&T Fund will succeed to and take into account the items of the Sterling Fund described in Section 381(c) of the Code.

     (h) Subject to the parties' compliance with Section 6 hereof, the assets of the Sterling Fund to be acquired by the BB&T Fund will include no assets which the BB&T Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date, may not properly acquire. BB&T shall not change the BB&T Declaration of Trust and the Prospectus so as to restrict permitted investments for the BB&T Fund except as required by the Commission or any state regulatory authority.

     (i) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BB&T, contemplated by the Commission and or any state regulatory authority.

     (j) All proceedings taken by Advisors in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to BB&T.

     (k) Advisors shall have furnished to BB&T a certificate, signed by the President (or any Vice President) and the Chief Financial Officer of Advisors, as to the tax cost to Advisors of the securities delivered to BB&T pursuant to this Agreement, together with any such other evidence as to such tax cost as BB&T may reasonably request.

     (l) The Sterling Fund's custodian shall have delivered to BB&T a certificate identifying all of the assets of the Sterling Fund held by such custodian as of the Valuation Time.

     (m) The Sterling Fund's transfer agent shall have provided to BB&T's transfer agent (i) the originals or true copies of all of the records of the Sterling Fund in the possession of such Sterling transfer agent as of the Exchange Date, (ii) a record specifying the number of Shares of the Sterling Fund outstanding as of the Valuation Time and (iii) a record specifying the name and address of each holder of record of any such Shares of the

Sterling Fund and the number of Shares held of record by each such shareholder as of the Valuation Time. Sterling's transfer agent shall also have provided BB&T with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

     (n) All of the issued and outstanding Shares of the Sterling Fund shall have been offered for sale and sold in conformity with all applicable federal or state securities or blue sky laws and, to the extent that any audit of the records of Advisors or the Sterling Fund or its transfer agent by BB&T or its agents shall have revealed otherwise, either (i) Advisors and the Sterling Fund shall have taken all actions that in the reasonable opinion of BB&T are necessary to remedy any prior failure on the part of Advisors to have offered for sale and sold such Sterling Fund Shares in conformity with such laws or (ii) Advisors shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of BB&T in amounts sufficient and upon terms satisfactory, in the opinion of BB&T or its counsel, to indemnify BB&T against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Advisors to have offered and sold such Sterling Fund Shares in conformity with such laws.

     (o) BB&T shall have received from KPMG LLP a letter addressed to BB&T dated as of the Exchange Date reasonably satisfactory in form and substance to BB&T and Advisors to the effect that, on the basis of limited procedures agreed upon by BB&T and Advisors and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets of the Sterling Fund to be exchanged for the Shares have been determined in accordance with the valuation procedures for the BB&T Fund as set forth in the Prospectus and Statement of Additional Information.

     (p) Advisors shall have duly executed and delivered to BB&T bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as BB&T may deem necessary or desirable to transfer all of Advisors' and the Sterling Fund's entire right, title and interest in and to the Investments and all other assets of the Sterling Fund.

     10. CONDITIONS TO ADVISORS' OBLIGATIONS. The obligations of Advisors and the Sterling Fund hereunder shall be subject to the following conditions:

     (a) This Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation of the Sterling Fund, shall have been approved by the shareholders of the Sterling Fund in the manner required by law.

     (b) BB&T shall have executed and delivered to Advisors an Assumption of Liabilities dated as of the Exchange Date pursuant to which the BB&T Fund will assume all of the liabilities of the Sterling Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

     (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of BB&T and the BB&T Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, BB&T and the BB&T Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates, and BB&T shall have furnished to Advisors a statement, dated the Exchange Date, signed by BB&T's President (or any Vice President) and Treasurer certifying those facts as of such dates.

     (d) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) Advisors shall have received an opinion of Ropes & Gray LLP, in form reasonably satisfactory to Advisors and dated the Exchange Date, to the effect that (i) BB&T is a business trust validly existing in conformity with the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted, and the BB&T Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of BB&T; (ii) the BB&T Fund Shares to be delivered to Advisors as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by BB&T and no shareholder of BB&T has any preemptive right to subscription or purchase in respect thereof; (iii) this

Agreement has been duly authorized, executed and delivered by BB&T and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Advisors, is a valid and binding obligation of BB&T; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate BB&T's Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which BB&T or the BB&T Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in BB&T's Declaration of Trust, as amended, Bylaws or the Prospectus, such counsel may rely upon a certificate of an officer of BB&T whose responsibility it is to advise BB&T with respect to such matters; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by BB&T or the BB&T Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act; (vi) BB&T is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (vii) to the knowledge of such counsel, except as has been disclosed in writing to the Sterling Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the BB&T Fund or any of its properties or assets or any person whom the BB&T Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the BB&T Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     (f) Advisors shall have received an opinion of Ropes & Gray LLP addressed to Advisors and the Sterling Fund, in a form reasonably satisfactory to Advisors and dated the Exchange Date (which opinion will be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, Treasury regulations, current administrative rules and court decisions, generally, for federal income tax purposes: (i) the transfer of all of the assets of the Sterling Fund to the BB&T Fund in exchange solely for the BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund, followed by the distribution by the Sterling Fund of the BB&T Fund Shares to the Sterling Fund shareholders in complete liquidation of the Sterling Fund, will constitute a "reorganization" as defined in Section 368(a) of the Code, and the Sterling Fund and the BB&T Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the BB&T Fund upon the receipt of the assets of the Sterling Fund in exchange for BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund; (iii) the basis in the hands of the BB&T Fund of the assets of the Sterling Fund transferred to the BB&T Fund will be the same as the basis of such assets in the hands of the Sterling Fund immediately prior to the transfer; (iv) the holding periods of the assets of the Sterling Fund in the hands of the BB&T Fund will include the periods during which such assets were held by the Sterling Fund; (v) no gain or loss will be recognized by the Sterling Fund upon the transfer of the Sterling Fund's assets to the BB&T Fund in exchange for BB&T Fund Shares and the assumption by the BB&T Fund of the liabilities of the Sterling Fund or upon the distribution of BB&T Fund Shares by the Sterling Fund to its shareholders in liquidation pursuant to this Agreement; (vi) no gain or loss will be recognized by the Sterling Fund shareholders upon the exchange of their Sterling Fund Shares for BB&T Fund Shares; (vii) the aggregate basis of the BB&T Fund Shares a Sterling Fund shareholder receives in connection with the transactions contemplated by this Agreement will be the same as the aggregate basis of his or her Sterling Fund Shares exchanged therefor; (viii) a Sterling Fund shareholder's holding period for his or her BB&T Fund Shares will be determined by including the period for which he or she held the Sterling Fund Shares exchanged therefor, provided that he or she held such Sterling Fund Shares as capital assets; and (ix) the BB&T Fund will succeed to and take into account the items of the Sterling Fund described in Section 381(c) of the Code.

     (g) All proceedings taken by BB&T in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Advisors.

     (h) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BB&T, contemplated by the Commission or any state regulatory authority.

     (i) At the Exchange Date, the Sterling Fund will have sold such of its assets, if any, if informed by BB&T in writing that such sale is necessary to assure that, after giving effect to the acquisition of the assets pursuant to this Agreement, the BB&T Fund designated as a "diversified company" will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the BB&T Prospectus previously furnished to Advisors.

     (j) All fees and expenses, as specified in Section 5 hereof, shall be paid in full by Sterling Capital Management LLC.

     11. INDEMNIFICATION. (a) Advisors will indemnify and hold harmless BB&T, its trustees and its officers (for purposes of this subsection, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Advisors or the Sterling Fund contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Advisors or the Sterling Fund required to be stated therein or necessary to make the statements relating to Advisors or the Sterling Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of Advisors. The Indemnified Parties will notify Advisors in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Advisors shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Advisors elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Advisors' and the Sterling Fund's obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Sterling Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(a) without the necessity of the Indemnified Parties' first paying the same.

     (b) BB&T will indemnify and hold harmless Advisors, its directors and its officers (for purposes of this subsection, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to BB&T or the BB&T Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to BB&T or the BB&T Fund required to be stated therein or necessary to make the statements relating to BB&T or the BB&T Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of BB&T. The Indemnified Parties will notify BB&T in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). BB&T shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if BB&T elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The BB&T Fund's obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the BB&T Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(b) without the necessity of the Indemnified Parties' first paying the same.

     12. NO BROKER, ETC. Each of BB&T and Advisors represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     13. TERMINATION. BB&T and Advisors may, by mutual consent of their respective trustees, terminate this Agreement, and BB&T or Advisors, after consultation with counsel and by consent of their respective trustees and directors or an officer authorized by such trustees or directors, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by BB&T and Advisors.

     14. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     15. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     16. BB&T AGREEMENT AND DECLARATION OF TRUST. BB&T is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of BB&T or BB&T Fund entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of BB&T personally, but bind only the assets of BB&T and all persons dealing with any series or funds of BB&T, such as the BB&T Fund, with respect to all obligations contained in this Agreement, must look solely to the assets of BB&T belonging to such series or fund for the enforcement of any claims against BB&T.

     17. ADVISORS AGREEMENT AND DECLARATION OF TRUST. Advisors is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of Advisors or Sterling Fund entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Advisors personally, but bind only the assets of Advisors and all persons dealing with any series or funds of Advisors, such as the Sterling Fund, with respect to all obligations contained in this Agreement, must look solely to the assets of Advisors belonging to such series or fund for the enforcement of any claims against Advisors.

                            [Signature Page Follows]

     This Agreement may be executed in any number of counter-parts, each of which, when executed and delivered, shall be deemed to be an original.

                                          THE ADVISORS' INNER CIRCLE FUND,
                                          on behalf of the Sterling Capital
                                          Small Cap Value Fund

                                          By: /s/ JAMES NDIAYE
                                            ------------------------------------
                                            Name: James Ndiaye
                                            Title: Secretary

                                          BB&T FUNDS,
                                          on behalf of the Sterling Capital
                                          Small Cap Value Fund

                                          By: /s/ JAMES T. GILLESPIE
                                            ------------------------------------
                                            Name: James T. Gillespie
                                            Title: Vice President